Mortgage Payable	12 Months Ended
Dec. 31, 2023
Mortgage Payable [Abstract]
Mortgage payable
13.	Mortgage payable

In June 2022, the Company’s incremental borrowing rate applied was estimated to be 7% per annum. The mortgage does not bear interest, is repayable by monthly instalments of $44,500 and matures in September 2024. The mortgage is secured by the powerplant in progress with a net book value of $2,651,500.

	As at	As at	As at
	December 31,	December 31,	December 31,
	2023	2022	2021
Balance, beginning of period	$877,127	$-	$-
Additions	-	993,912	-
Interest	45,937	16,715	-
Payments	(534,000)	(133,500)	-
Balance, end of period	$389,064	$877,127	$-

Current portion	$389,064	$488,062	$-
Non-current portion	-	389,065	-
Total mortgage payable	$389,064	$877,127	$-

Maturity analysis - contractual undiscounted cash flows

As at December 31, 2023
Less than one year	$400,500
Total undiscounted mortgage obligations	$400,500